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                                                               EXHIBIT 10.9 (B)

                              INSTRUMENT AMENDING

                             RESTRICTED STOCK PLAN

                                      OF

                        LYONDELL PETROCHEMICAL COMPANY



LYONDELL PETROCHEMICAL COMPANY hereby amends the Restricted Stock Plan of Lyondell Petrochemical Company, effective August 1, 1997, as follows:


Section 5, Terms and Conditions of Restricted Shares, subsection (e)(iii),
           -----------------------------------------
Change of Control, is amended to read as follows:



Section 5  Terms and Conditions of Restricted Shares
           -----------------------------------------

          (e)  (iii)  "Change in Control means a change in control as defined in the Company's Supplemental Executive Benefit Plans Trust Agreement.



IN WITNESS WHEREOF, LYONDELL PETROCHEMICAL COMPANY, acting by and through its duly authorized officer, has caused this Instrument to be executed on August ___,1997.

ATTEST:                                 LYONDELL PETROCHEMICAL COMPANY

By:__________________________           By:________________________________
     Assistant Secretary                     Richard W. Park
                                             Vice President, Human Resources